Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

Note 20: Commitments and Contingencies

Commitments

At December 31, 2011, minimum future commitments under noncancelable operating leases having lease terms in excess of one year were primarily for real property and aggregated $846 million, payable as follows: $73 million in 2012, $78 million in 2013, $65 million in 2014, $67 million in 2015, $70 million in 2016 and $493 million thereafter. Certain of these leases contain escalation clauses and renewal or purchase options, which we have not considered in the amounts disclosed. Rental expenses under operating leases were $99 million in 2011, $78 million in 2010 and $72 million in 2009.

At December 31, 2011, our minimum payments under agreements to purchase broadcast programming, regional professional team rights and the purchase of services that we have outsourced to third parties, such as billing services, and satellite telemetry, tracking and control, satellite launch contracts and broadcast center services aggregated $8,258 million, payable as follows: $2,409 million in 2012, $1,957 million in 2013, $1,552 million in 2014, $916 million in 2015, $238 million in 2016 and $1,186 million thereafter.

Satellite Commitments

DIRECTV U.S. has entered into contracts for the construction and launch of two new satellites: D14, which we expect to launch in the first quarter of 2014 and D15, which we expect to launch in the fourth quarter of 2014. D14 and D15 are expected to provide additional HD, replacement, and backup capacity for DIRECTV U.S. Additionally, DIRECTV Latin America has entered into a contract for the lease of two satellites for PanAmericana: ISDLA-1, which we expect to launch in the fourth quarter of 2014 and ISDLA-2, which we expect to launch in the fourth quarter of 2015. ISDLA-1 will become the primary satellite for PanAmericana with a substantial increase in channel capacity from the current satellite, and ISDLA-2 is expected to serve as an in-orbit spare for ISDLA-1. As a part of the lease agreement for ISDLA-1 and ISDLA-2, which we expect to account for as a capital lease, we are required to make prepayments prior to the launch of the satellites and commencement of the lease. Prepayments related to this agreement totaled $104 million and are included as “Cash paid for satellites” in the Consolidated Statements of Cash Flows for the year ended December 31, 2011.

Total future cash payments under these agreements aggregate to $1,646 million, payable as follows: $340 million in 2012, $308 million in 2013, $174 million in 2014, $116 million in 2015, $50 million in 2016 and $658 million thereafter.

Contingencies

Redeemable Noncontrolling Interest

In connection with our acquisition of Sky Brasil in 2006, our partner who holds the remaining 7% interest, Globo, was granted the right, until January 2014, to require us to purchase all, but not less than all, of its shares in Sky Brasil. Upon exercising this right, the fair value of Sky Brasil shares will be determined by mutual agreement or by an outside valuation expert, and we have the option to elect to pay for the Sky Brasil shares in cash, shares of our common stock or a combination of both. As of December 31, 2011, we estimated that Globo’s remaining 7% equity interest in Sky Brasil had a fair value of approximately $265 million based on the valuation performed by the independent investment bank. As of December 31, 2010 we estimated that Globo’s 7% equity interest in Sky Brasil had a fair value of approximately $224 million.  Adjustments to the carrying amount of the redeemable noncontrolling interest are recorded to additional paid-in-capital. We determined the fair values using significant unobservable inputs, which are Level 3 inputs under accounting guidance for measuring fair value.

Venezuela Devaluation and Exchange Controls

In January 2010, the Venezuelan government announced the creation of a dual exchange rate system, including an exchange rate of 4.3 bolivars fuerte per U.S. dollar for most of the activities of our Venezuelan operations compared to an exchange rate of 2.15 Venezuelan bolivars fuerte prior to the announcement. As a result of this devaluation, we recorded a $6 million charge to net income in the year ended December 31, 2010 related to the adjustment of net bolivars fuerte denominated monetary assets to the new official exchange rate. We began reporting the operating results of our Venezuelan subsidiary in the first quarter of 2010 using the devalued rate of 4.3 bolivars fuerte per U.S. dollar. In December 2010, the Venezuelan government announced the elimination of the dual exchange rate system, eliminating the 2.6 bolivars fuerte per U.S. dollar preferential rate which was available for certain activities.

Companies operating in Venezuela are required to obtain Venezuelan government approval to exchange Venezuelan bolivars fuerte into U.S. dollars at the official rate. We have not been able to consistently exchange Venezuelan bolivars fuerte into U.S. dollars at the official rate and as a result, we have relied on a parallel exchange process to settle U.S. dollar obligations and to repatriate accumulated cash balances prior to its close. The rates implied by transactions in the parallel market, which was closed in May 2010, were significantly higher than the official rate (6 to 7 bolivars fuerte per U.S. dollar). As a result, we recorded a $22 million charge in 2010 and a $213 million charge in 2009 in “General and administrative expenses” in the Consolidated Statements of Operations in connection with the exchange of accumulated Venezuelan cash balances to U.S. dollars using the parallel exchange process.

As a result of the closing of the parallel exchange process in May 2010, we have been unable to repatriate excess cash balances and as a result, we have realized no charges for the repatriation of cash in 2011. Our ability to pay U.S. dollar denominated obligations and repatriate cash generated in Venezuela in excess of local operating requirements is limited, resulting in an increase in the cash balance at our Venezuelan subsidiary. At such time that exchange controls are eased, accumulated cash balances may ultimately be repatriated at less than their currently reported value, as the official exchange rate has not changed despite continuing high inflation in Venezuela. In addition, in the event of a significant devaluation of the bolivar fuerte, we may recognize a charge to earnings based on the amount of bolivar fuerte denominated net monetary assets (monetary assets net of monetary liabilities) held at the time of such devaluation. These conditions are also expected to affect growth in our Venezuelan business which is dependent on our ability to purchase set-top boxes and other components using U.S. dollars.

Using the official 4.3 bolivars fuerte per U.S. dollar exchange rate as of December 31, 2011, our Venezuelan subsidiary had Venezuelan bolivar fuerte denominated net monetary assets of $285 million, including cash of $401 million as of December 31, 2011.

Litigation

Litigation is subject to uncertainties and the outcome of individual litigated matters is not predictable with assurance. Various legal actions, claims and proceedings are pending against us arising in the ordinary course of business. We have established loss provisions for matters in which losses are probable and can be reasonably estimated. Some of the matters may involve compensatory, punitive, or treble damage claims, or demands that, if granted, could require us to pay damages or make other expenditures in amounts that could not be estimated at December 31, 2011. After discussion with counsel representing us in those actions, it is the opinion of management that such litigation is not expected to have a material effect on our consolidated financial statements. We expense legal costs as incurred.

Pegasus Development Corporation and Personalized Media Communications L.L.C. In December, 2000, Pegasus Development Corporation, or Pegasus, and Personalized Media Communications L.L.C., or PMC, filed suit in the United States District Court for the District of Delaware against DIRECTV, Inc., Hughes Electronics Corporation, Thomson Consumer Electronics, Inc., and Philips Electronics North America Corporation.  The suit alleged infringement of certain claims of seven United States patents and sought an injunction and a monetary award including damages for infringement, interest, costs, and attorney’s fees.  In May, 2003, the suit was stayed pending reexamination by the United States Patent and Trademark Office of certain claims of the asserted patents.  The stay was lifted in November, 2011, and trial is presently scheduled for November, 2013.  The suit now involves claims of four of the seven patents originally asserted, all of which have expired, and the validity and infringement of which are disputed by DIRECTV.

Other Intellectual Property Litigation. We are a defendant in several unrelated lawsuits claiming infringement of various patents relating to various aspects of our businesses. In certain of these cases other industry participants are also defendants, and also in certain of these cases we expect that at least some potential liability would be the responsibility of our equipment vendors pursuant to applicable contractual indemnification provisions. To the extent that the allegations in these lawsuits can be analyzed by us at this stage of their proceedings, we believe the claims are without merit and intend to defend the actions vigorously. We have determined that the likelihood of a material liability in such matters is remote or have made appropriate accruals and the final disposition of these claims is not expected to have a material effect on our consolidated financial position. However, if an adverse ruling is made in a lawsuit involving key intellectual property, such ruling could result in a loss that would be material to our consolidated results of operations of any one period. No assurance can be given that any adverse outcome would not be material to our consolidated financial position.

Early Cancellation Fees. In 2008, a number of plaintiffs filed putative class action lawsuits in state and federal courts challenging the early cancellation fees we assess our customers when they do not fulfill their programming commitments. Several of these lawsuits are pending, some in California state court purporting to represent statewide classes, and some in federal courts purporting to represent nationwide classes. The lawsuits seek both monetary and injunctive relief. While the theories of liability vary, the lawsuits generally challenge these fees under state consumer protection laws as both unfair and inadequately disclosed to customers.  Our motions to compel arbitration have been granted in all of the federal cases, except as to claims seeking injunctive relief under California statutes.  The denial of our motion as to those claims is currently on appeal.  We believe that our early cancellation fees are adequately disclosed, and represent reasonable estimates of the costs we incur when customers cancel service before fulfilling their programming commitments.

ECAD. Sky Brasil, along with other video distributors in Brazil, is disputing charges assessed by Escritorio Central de Arrecadacao, or ECAD, the organization responsible for collecting performance rights fees under Brazilian law. Sky Brasil has been withholding payments to ECAD since 2004, and has accrued amounts both we and Sky Brasil believe are adequate to satisfy amounts owed to ECAD. In order to continue its opposition to ECAD’s claims, in October 2011, Sky Brasil was required to provide a letter of credit in the amount of approximately $85 million which represents the contested fees plus accrued interest and penalties, for the period from January 2004 to September 2009, plus an additional 30% required by Brazilian law. Sky Brasil’s dispute with ECAD is currently pending in the Superior Justice Tribunal, and there are other claims by the Brazilian pay television association, known as ABTA, against ECAD before the Brazilian antitrust board, or CADE, which may affect ECAD or the rights fees it is attempting to collect.

From time to time, we receive investigative inquiries or subpoenas from state and federal authorities with respect to alleged violations of state and federal statutes. These inquiries may lead to legal proceedings in some cases. DIRECTV U.S. has received a request for information from the Federal Trade Commission, or FTC, on issues similar to those recently resolved with a multistate group of state attorneys general. We are cooperating with the FTC by providing information about our sales and marketing practices and customer complaints.

Income Tax Matters

We have received tax assessments from certain foreign jurisdictions and have agreed to indemnify previously divested businesses for certain tax assessments relating to periods prior to their respective divestitures. These assessments are in various stages of the administrative process or litigation, and we believe we have adequately provided for any related liability.

While the outcome of these assessments and other tax issues cannot be predicted with certainty, we believe that the ultimate outcome will not have a material effect on our consolidated financial statements.

During the third quarter of 2010 we entered into an agreement with a former owner to settle certain uncertain tax positions. As a result of this settlement we reversed an accrual for the uncertain tax position and recorded a net benefit of $39 million in “Income tax expense” in the Consolidated Statements of Operations during the year ended December 31, 2010.

Satellites

We may purchase in-orbit and launch insurance to mitigate the potential financial impact of satellite launch and in-orbit failures if the premium costs are considered economic relative to the risk of satellite failure. The insurance generally covers the unamortized book value of covered satellites. We do not insure against lost revenues in the event of a total or partial loss of the capacity of a satellite. We generally rely on in-orbit spare satellites and excess transponder capacity at key orbital slots to mitigate the impact a satellite failure could have on our ability to provide service. At December 31, 2011, the net book value of in-orbit satellites was $1,913 million, all of which was uninsured.

During the third quarter of 2011, the propulsion system used to maintain DIRECTV U.S.’ D10 satellite’s position in orbit temporarily ceased to function. If the propulsion system were to permanently fail, we would be required to de-orbit the satellite and record an impairment charge for its remaining book value, which was approximately $267 million at December 31, 2011. DIRECTV U.S. currently has sufficient backup capacity to continue broadcasting most of the channels broadcast from this satellite; however, we would lose some of our HD pay-per-view channels if this satellite has to be de-orbited before additional capacity becomes available. We do not believe the loss of such channels would materially affect our results of operations or financial position.

Other

We are contingently liable under standby letters of credit and bonds in the aggregate amount of $136 million at December 31, 2011.